UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report: May 4, 2005

NALCO FINANCE HOLDINGS LLC

Delaware                                                                      61-1464558

(State of Incorporation)      (Commission File Number) (IRS Employer Identification Number)

1601 W. Diehl Rd., Naperville, IL        60563

630-305-1000

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240 240.14a-12)

o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                Other Events

On May 4, 2005, Nalco Holding Company, parent to Nalco Finance Holdings LLC, issued a press release announcing a price increase for its Paper Services division. A copy is attached as Exhibit 99.1

Item 9.01(c)            Financial Statements, Pro Forma Financial Information and Exhibits

Exhibits

99.1         Press release dated May 4, 2005, announcing a price increase for paper industry customers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned.

                                                                                                                                                         NALCO FINANCE HOLDINGS LLC

                                                                                                                                                          /s/ Stephen N. Landsman

                                                                                                                                                          Secretary

Date: May 4, 2005